Taxes on Income (Details) - USD ($) $ in Thousands		Dec. 31, 2018		Dec. 31, 2017
Components of Company's deferred tax liabilities and assets
Net operating loss carry forward	[1]	$ 7,407		$ 7,482
Net capital loss carry forward	[1]	5,427		5,899
Allowances and provisions		120		131
Intangible assets, net		(372)		(246)
Deferred tax assets, gross		12,582	[2]	13,266
Valuation allowance	[2]	(12,582)		(13,266)
Net deferred tax Liability

[1]	See Note 15b.
[2]	In years 2018 and 2017, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2018 was due to a decrease of net capital loss carry forward.